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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
                    -----------------------------------



DATE OF REPORT:  NOVEMBER 3, 1999
DATE OF EARLIEST EVENT REPORTED:  NOVEMBER 1, 1999

                   STIRLING COOKE BROWN HOLDINGS LIMITED
           (Exact name of registrant as specified in its charter)


       BERMUDA                    000-23427                  NOT APPLICABLE
   (State or other        (Commission File Number)          (I.R.S. Employer
   jurisdiction of                                       Identification Number)
   incorporation or
    organization)

                         VICTORIA HALL, THIRD FLOOR
                             11 VICTORIA STREET
                          HAMILTON, HM 11, BERMUDA
                  (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (441) 295-7556

Item 5.   Other Events.
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     The Board of Directors of the registrant announced it had unanimously elected Stephen A. Crane as President and Chief Executive Officer, effective November 1, 1999. On November 3, 1999, the registrant issued the press release filed as Exhibit 99.1 hereto.


Item 7.   Financial Statements and Exhibits.
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               Exhibit        Description
               -------        -----------


                99.1          Press Release issued November 3, 1999

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



     Dated: November 3, 1999


                                       STIRLING COOKE BROWN HOLDINGS LIMITED


                                       By:      /s/George W. Jones
                                          ----------------------------------
                                            George W. Jones
                                            Chief Financial Officer
                                            and Director

                               EXHIBIT INDEX



               Exhibit        Description
               -------        -----------


                99.1          Press Release issued November 3, 1999